Ex. 10.1

     The redacted information herein has been omitted pursuant to a request for confidential treatment and the complete Second Amendment to Services Agreement has been filed separately

                     SECOND AMENDMENT TO SERVICES AGREEMENT

This Second Amendment to Services Agreement (this "Amendment") is entered into as of September 1st, 2007, by and among GoAmerica Communications Corp. ("GoAmerica"), with its principal place of business at 433 Hackensack Avenue, Hackensack, New Jersey, USA 07601, Nordia Inc. ("Nordia"), with its principal place of business at 3100 Cote-Vertu Boulevard, Suite 280, St-Laurent (Quebec) Canada H4R 2J8, and Stellar Nordia Services LLC ("Stellar"), with its principal place of business at 130 East John Carpenter Freeway, Irving, TX, USA 75062. GoAmerica, Nordia and Stellar are collectively referred to herein as the "Parties".

WHEREAS, GoAmerica and Nordia have entered into that certain Services Agreement dated January 1, 2005, as amended by that certain Amendment to Services Agreement dated as of February 1, 2006 (such amendment, the "First Amendment", and such services agreement, as amended, the "Services Agreement");

WHEREAS, GoAmerica Relay Services Corp. (formerly known as Acquisition 1 Corp.), a wholly owned subsidiary of GoAmerica, and Stellar have entered into that certain Managed Services Agreement dated August 1, 2007 (the "MSA");

WHEREAS, Nordia desires to assign all of its rights, obligations and duties under the Services Agreement to Stellar, and Stellar desires to assume all of the rights, obligations, duties and liabilities of Nordia under the Services Agreement; and

WHEREAS, the Parties desire to amend certain provisions of the Services Agreement to conform to certain of the provisions of the MSA;

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

A. Definitions.

      1. "Session Minutes" means Conversation Minutes plus the additional time spent: (a) in queue (call is ringing, waiting for a live answer) or (b) by Stellar setting up inbound or outbound calls.

      2. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Services Agreement.

B. Assignment, Assumption and Release. Nordia hereby assigns all of its rights, obligations and duties under the Services Agreement to Stellar. Stellar hereby accepts and assumes all of Nordia's rights, obligations, duties and liabilities under the Services Agreement. GoAmerica hereby consents to the assignment to and assumption by Stellar of all of Nordia's

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rights,  obligations,  duties and liabilities under the Services Agreement,  and
GoAmerica hereby releases and discharges Nordia from all of its obligations, duties and liabilities under the Services Agreement.

C. Term: Section 1.a of the First Amendment is hereby replaced entirely by the following provision:

      The term of the Services Agreement shall continue until the earlier to occur of (i) February 1, 2009 or (ii) the date that the MSA becomes effective. On November 1, 2008, if the Parties reasonably believe that the MSA will not become effective on or before February 1, 2009, then the Parties will use good faith efforts to renegotiate and extend the Services Agreement based on then prevailing market conditions.

D. Consideration. Sections a., b., c., d. and e. of Exhibit B to the Services Agreement are hereby replaced by the following Sections 1 and 2:

      1. Consideration: The Consideration due Stellar for each Conversation Minute for each month after August 2007 shall be as follows:

            (a)   In September 2007,

                  (i) if the total number of Session Minutes for the month is [***] or less, then the Per Minute Consideration for (A) the Conversation Minutes converted from the first 6% of the Session Minutes shall be $[***] U.S., and (B) the Conversation Minutes converted from the remaining 94% of Session Minutes shall be $[***] U.S. (subject to existing exchange rate calculations); and

                  (ii) if the total number of Session Minutes for the month is greater than [***], then the Per Minute Consideration for (A) the Conversation Minutes converted from the first [***] of the Session Minutes shall be $[***] U.S., and (B) the Conversation Minutes converted from the remaining Session Minutes shall be $[***] U.S. (subject to existing exchange rate calculations);

            (b)   In October 2007,

                  (i) if the total number of Session Minutes for the month is [***] or less, then the Per Minute Consideration for (A) the Conversation Minutes converted from the first 47% of the Session Minutes shall be $[***] U.S., and (B) the Conversation Minutes converted from the remaining 53% of Session Minutes shall be $[***] U.S. (subject to existing exchange rate calculations); and

                  (ii) if the total number of Session Minutes for the month is greater than [***], then the Per Minute Consideration for (A) the Conversation Minutes converted from the first [***] of the Session Minutes shall be $[***] U.S., and (B) the Conversation Minutes converted from

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                        the  remaining  Session  Minutes  shall be  $[***]  U.S.
                        (subject to existing exchange rate calculations);

            (c)   In November 2007,

                  (i) if the total number of Session Minutes for the month is [***] or less, then the Per Minute Consideration for (A) the Conversation Minutes converted from the first 70% of the Session Minutes shall be $[***] U.S., and (B) the Conversation Minutes converted from the remaining 30% of Session Minutes shall be $[***] U.S. (subject to existing exchange rate calculations); and

                  (ii) if the total number of Session Minutes for the month is greater than [***], then the Per Minute Consideration for (A) the Conversation Minutes converted from the first [***] of the Session Minutes shall be $[***] U.S., and (B) the Conversation Minutes converted from the remaining Session Minutes shall be $[***] U.S. (subject to existing exchange rate calculations);

            (d)   In December 2007,

                  (i) if the total number of Session Minutes for the month is [***] or less, then the Per Minute Consideration for (A) the Conversation Minutes converted from the first 88% of the Session Minutes shall be $[***] U.S., and (B) the Conversation Minutes converted from the remaining 12% of Session Minutes shall be $[***] U.S. (subject to existing exchange rate calculations); and

                  (ii) if the total number of Session Minutes for the month is greater than [***], then the Per Minute Consideration for (A) the Conversation Minutes converted from the first [***] of the Session Minutes shall be $[***] U.S., and (B) the Conversation Minutes converted from the remaining Session Minutes shall be $[***] U.S. (subject to existing exchange rate calculations);

            (e)   For each month from January 2008 to August 2008,

                  (i) if the total number of Session Minutes for the month is [***] or less, then the Per Minute Consideration for the Conversation Minutes converted from the Session Minutes shall be $[***] U.S.; and

                  (ii) if the total number of Session Minutes for the month is greater than [***], then the Per Minute Consideration for (A) the Conversation Minutes converted from the first [***] of the Session Minutes shall be $[***] U.S., and (B) the Conversation Minutes converted from the remaining Session Minutes shall be $[***] U.S. (subject to existing exchange rate calculations); and

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

            (f) For each month from September 2008 until otherwise agreed by GoAmerica and Stellar,

                  (i) if the total number of Session Minutes for the month is [***] or less, then the Per Minute Consideration for the Conversation Minutes converted from the Session Minutes shall be $[***] U.S.; and

                  (ii) if the total number of Session Minutes for the month is greater than [***], then the Per Minute Consideration for (A) the Conversation Minutes converted from the first [***] of the Session Minutes shall be $[***] U.S., and (B) the Conversation Minutes converted from the remaining Session Minutes shall be $[***] U.S. (subject to existing exchange rate calculations).

      2.    Payment Terms:

            a. Stellar will invoice GoAmerica for the Consideration each month. The Consideration is to be paid to Stellar monthly by GoAmerica no more than five (5) days after the date GoAmerica is in receipt of the monthly reimbursement from NECA for the Conversation Minutes covered by the Consideration, provided, however, that GoAmerica shall be solely responsible each month for timely seeking reimbursement for NECA for the Conversation Minutes processed by Stellar.

            b. The existing exchange rate adjustment calculation remains in place.

E. Termination of Payment of Marketing Development Funds. GoAmerica hereby releases and discharges Nordia (and Stellar, as assignee of Nordia's obligations under the Services Agreement) of its obligation to make the payments to GoAmerica described in Section 6 of the First Amendment for any market development expenses incurred by GoAmerica after September 1, 2007. Section 6 of the First Amendment is hereby deleted, and Sections 7 and 8 of the First Amendment shall remain unaltered.

F. Certain CA Qualifications. Stellar shall cooperate with GoAmerica in developing standards for employing communication assistants ("CAs") that provide Services under this Amendment and the Services Agreement. All CAs supporting the Services, irrespective of which Stellar location employed, shall meet or exceed agreed upon quality of service standards, which shall include, without limitation, the ability of each CA to type at least sixty (60) words per minute. GoAmerica shall have the right, but not the obligation, to listen to audio samples of every CA supporting or proposed to support the Services and to request the removal of any CA providing Services under this Amendment or the Services Agreement that GoAmerica, in its sole discretion, believes does not meet agreed upon quality of service standards.

G. Further Assurances. Each Party shall execute, acknowledge and deliver to the other Parties any and all documents or instruments, and shall take any and all actions, reasonably required by any other Party, to confirm or effect the matters set forth herein.

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

H. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute a single agreement.

I. Headings. The headings of the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.

J. No Other Modifications. Except as expressly amended or modified by this Amendment, all other terms and provisions of the Services Agreement shall remain unaltered, are hereby reaffirmed, and shall continue in full force and effect. To the extent there is a conflict between this Amendment and the Services Agreement, the terms of this Amendment shall control.

                            [Signature Page Follows]

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

IN WITNESS WHEREOF, the Parties have entered into this Amendment as of the date written above.

      GoAmerica Communications Corp.      Nordia Inc.

      /s/ Daniel R. Luis, CEO             /s/ Bernard Durocher
      -----------------------------       --------------------------------
      Authorized Signature                Authorized Signature
      Name: Daniel R. Luis                Name: Bernard Durocher
      Title: CEO                          Title:  CEO

                                          Stellar Nordia Services LLC

                                          /s/ Bernard Durocher
                                          --------------------------------
                                          Authorized Signature
                                          Name: Bernard Durocher
                                          Title:  CEO